Exhibit 23(o)(i) under Form N-1A
                                    Exhibit 24 under Item 601/Reg. S-K


                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED MANAGED ALLOCATION PORTFOLIOS and the Assistant General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                   DATE
----------                 -----                   ----

 /s/ John F. Donahue       Chairman and Trustee       December 14, 2000
John F. Donahue            (Chief Executive Officer)

/s/ J. Christopher Donahue    President and Trustee   December 14, 2000
J. Christopher Donahue

/s/ Richard J. Thomas               Treasurer         December 14, 2000
Richard J. Thomas          (Principal Financial and
                            Accounting Officer)

/s/ Thomas G. Bigley                Trustee           December 14, 2000
Thomas G. Bigley

/s/ John T. Conroy, Jr.             Trustee           December 14, 2000
John T. Conroy, Jr.

/s/ Nicholas P. Constantakis        Trustee           December 14, 2000
Nicholas P. Constantakis

/s/ John F. Cunningham              Trustee           December 14, 2000
John F. Cunningham

/s/ Lawrence D. Ellis, M.D.         Trustee           December 14, 2000
Lawrence D. Ellis, M.D.

/s/ Peter E. Madden                 Trustee           December 14, 2000
Peter E. Madden

/s/ Charles F. Mansfield, Jr.       Trustee           December 14, 2000
Charles F. Mansfield, Jr.


SIGNATURES                 TITLE                   DATE
----------                 -----                   ----

/s/ John E. Murray, Jr.             Trustee           December 14, 2000
John E. Murray, Jr.

/s/ Marjorie P. Smuts               Trustee           December 14, 2000
Marjorie P. Smuts

/s/ John S. Walsh                   Trustee           December 14, 2000
John S. Walsh


Sworn to and subscribed before me this 14th day of December, 2000.

/s/ Janice L. Vandenberg
Notary Public
Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002
Member, Pennsylvania Association of Notaries

                                    Exhibit 23(o)(ii) under Form N-1A
                                    Exhibit 24 under Item 601/Reg. S-K



                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED MANAGED ALLOCATION PORTFOLIOS and the Assistant General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                   DATE
----------                 -----                   ----

 /s/ J. Thomas Madden      Chief Investment Officer   December 14, 2000

J. Thomas Madden

Sworn to and subscribed before me this 14th day of December, 2000.

/s/ Janice L. Vandenberg
Notary Public
Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002
Member, Pennsylvania Association of Notaries